                                                                        Ex-24.1

                               POWER OF ATTORNEY

                            MELLON BANK CORPORATION

Know all men by these presents, that each person whose signature appears below constitutes and appoints Steven G. Elliott and Carl Krasik, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Annual Reports on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for Mellon Bank Corporation for the year ended December 31, 1995, and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Inc., granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following persons in the capacities indicated on this 20th day of February, 1996.


FRANK V. CAHOUET                            CHARLES A. CORRY
------------------------------              ------------------------------
Frank V. Cahouet, Director and              Charles A. Corry, Director
  Principal Executive Officer


BURTON C. BORGELT                           C. FREDERICK FETTEROLF
------------------------------              ------------------------------
Burton C. Borgelt, Director                 C. Frederick Fetterolf, Director


CAROL R. BROWN                              IRA J. GUMBERG
------------------------------              ------------------------------
Carol R. Brown, Director                    Ira J. Gumberg, Director


                                            PEMBERTON HUTCHINSON
                                            ------------------------------
                                            Pemberton Hutchinson, Director

ROTAN E. LEE                                W. KEITH SMITH
------------------------------              ------------------------------
Rotan E. Lee, Director                      W. Keith Smith, Director


ANDREW W. MATHIESON                        JOAB L. THOMAS
------------------------------             ------------------------------
Andrew W. Mathieson, Director              Joab L. Thomas, Director


EDWARD J. McANIFF                          WESLEY W. von SCHACK
------------------------------             ------------------------------
Edward J. McAniff, Director                Wesley W. von Schack, Director


ROBERT MEHRABIAN
------------------------------
Robert Mehrabian, Director


SEWARD PROSSER MELLON
------------------------------
Seward Prosser Mellon, Director


DAVID S. SHAPIRA
------------------------------
David S. Shapira, Director

                                                             EX-24.1

                              POWER OF ATTORNEY

                           MELLON BANK CORPORATION

Know all men by these presents, that each person whose signature appears below constitutes and appoints Steven G. Elliott and Carl Krasik, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Annual Reports on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for Mellon Bank Corporation for the year ended December 31, 1995, and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Inc., granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following persons in the capacities indicated on this 28th day of February, 1996.


                                                  J. W. CONNOLLY
                                                  ______________________________
                                                  J. W. Connolly, Director

                                                             EX-24.1

                              POWER OF ATTORNEY

                           MELLON BANK CORPORATION

Know all men by these presents, that each person whose signature appears below constitutes and appoints Steven G. Elliott and Carl Krasik, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Annual Reports on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for Mellon Bank Corporation for the year ended December 31, 1995, and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Inc., granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following persons in the capacities indicated on this 22nd day of February, 1996.


                                                  HOWARD STEIN
                                                  ______________________________
                                                  Howard Stein, Director

                                                             EX-24.1

                              POWER OF ATTORNEY

                           MELLON BANK CORPORATION

Know all men by these presents, that each person whose signature appears below constitutes and appoints Steven G. Elliott and Carl Krasik, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Annual Reports on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for Mellon Bank Corporation for the year ended December 31, 1995, and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Inc., granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following persons in the capacities indicated on this 29nd day of February, 1996.


                                            WILLIAM J. YOUNG
                                            ------------------------------
                                            William J. Young, Director